UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          SYNERGY RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)



               Colorado                              20-2835920
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  (State or other jurisdiction             (I.R.S. Employer Identification No.)
   of incorporation or organization)

                     20203 Highway 60, Platteville, CO 80651
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               (Address of principal executive offices) (Zip Code)


         Title of each class                    Name of each exchange on which
         to be so registered                    each class is to be registered

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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box ?

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box X

Securities Act registration statement file number to which this form relates:
333-146561 (if applicable).
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Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
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                                (Title of Class)


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Item 1.  Description of Registrant's Securities to be Registered

     Incorporated by reference to Exhibits 3.1 and 3.2 filed as part of the Company's registration statement on Form SB-2 (File No. 333-146561) and to
Exhibit 3.1.2 filed as part of the Company's Transition Report on Form 10-K for the year ended August 31, 2008.


Item 2.  Exhibits

     Incorporated by reference to Exhibits 3.1 and 3.2 filed as part of the Company's registration statement on Form SB-2 (File No. 333-146561) and to
Exhibit 3.1.2 filed as part of the Company's Transition Report on Form 10-K for the year ended August 31, 2008.


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                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          SYNERGY RESOURCES CORPORATION


Date: July 12, 2011.                      By: /s/ Ed Holloway
                                              --------------------------------
                                              Ed Holloway, President

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